UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

SAPSA Amendment

On July 16, 2019, Cloud Peak Energy Inc. (the “Company”) and certain of its direct and indirect subsidiaries (the “Cloud Peak Entities”) and holders of approximately 62% in principal amount of the 12.00% second lien senior notes due 2021 (the “2021 Notes”) and holders of more than 50% in principal amount of the 6.375% senior notes due 2024 (the “2024 Notes” and together with the 2021 Notes, the “Notes”) entered into Amendment No. 1 to that certain Amended and Restated Sale and Plan Support Agreement, dated May 9, 2019 (the “SAPSA”, and such amendment, the “SAPSA Amendment”).

The SAPSA Amendment amends the definition of “Plan” (i.e., the chapter 11 plan of liquidation that the parties to the SASPA agree to support) to include (i) a release of avoidance actions against holders of general unsecured claims, (ii) the payment of fees of the 2024 Notes trustee, (iii) the appointment of a general unsecured claims administrator and (iv) the effectuation of the Unsecured Creditor Sharing Agreement (as defined below).

The SAPSA Amendment also provides consent by the parties thereto of certain uses of cash on hand by the Company and certain of its subsidiaries prior to any sale, including to pay “Critical Vendor Payments” (as defined in the SAPSA Amendment), certain administrative expense and priority claims, expenses arising under certain executory contracts and unexpired leases in connection with a sale, certain professional fees and expenses relating to key employee incentive and retention plans.

The SAPSA Amendment also provides that the Plan shall include an agreement to share certain proceeds between the holders of Contingent Roll-Up Loans under the Cloud Peak Entities’ Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement (as amended, the “DIP Credit Agreement”) and holders of 2021 Notes, on the one hand, and holders of unsecured claims, on the other (the “Unsecured Creditor Sharing Agreement”).  The Unsecured Creditor Sharing Agreement provides that, upon recovery by the holders of 2021 Notes and Contingent Roll-Up Loans of at least 50% of their total claims, excess amounts up to 75% of such total claims will be distributed 90% to holders of such claims and 10% to holders of unsecured claims.  Distributions in excess of 75% of the total claims of the holders of 2021 Notes and Contingent Roll-Up Loans will be paid 80% to holders of such claims and 20% to holders of unsecured claims.  As a result of the satisfaction of the Specified Tax Condition (as described below), there will be no Contingent Roll-Up Loans issued pursuant to the DIP Credit Agreement.

On July 18, 2019, the Bankruptcy Court entered an Order (Approving) (I) Authorizing the Debtors to Assume the Amended and Restated Sale and Plan Support Agreement, (II) Approving the Lien and Guaranty Settlement Contained in the Amended and Restated Sale and Support Agreement, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief [Docket No. 478] (the “SAPSA Order”), pursuant to which the Bankruptcy Court approved the SAPSA, as amended.

DIP Credit Agreement Limited Waiver and Amendment

On July 16, 2019, the Cloud Peak Entities entered into a Limited Waiver and Amendment No. 3 to the DIP Credit Agreement (the “DIP Limited Waiver”).  The DIP Limited Waiver, among other things, waives the events of default arising under the DIP Credit Agreement as a result of the non-commencement of an auction for substantially all assets of the Cloud Peak Entities and the non-occurrence of a sale order under Section 363 of Title 11 of the U.S. Code by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) by the respective milestone dates set forth in the DIP Credit Agreement and amends the milestones for these and other events in the auction process.

On July 18, 2019, the Bankruptcy Court entered a Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing Secured by Senior Priming Liens and (B) Use Cash Collateral, (II) Granting Liens and Providing Superpriority Administrative Expense Status, (III) Granting Adequate Protection, (IV) Modifying the Automatic Stay and (V) Granting Related Relief [Docket No. 407] (the “Final DIP Order”).  Pursuant to the Final DIP Order, approved the DIP Credit Agreement, as amended.  The Final DIP Order and the SAPSA Order are each available at https://cases.primeclerk.com/cloudpeakenergy/.

The foregoing descriptions are only summaries of the SAPSA Amendment and the DIP Limited Waiver and are qualified in their entirety by reference to the full text of the SAPSA Amendment and the DIP Limited Waiver, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

As a result of the approval of the DIP Credit Agreement by the Bankruptcy Court, the Specified Tax Condition (as defined in the DIP Credit Agreement) was satisfied.  As a result, the Company expects to borrow $25,000,000 pursuant to the Second Borrowing (as defined in the DIP Credit Agreement), and no Third Borrowing (as defined in the DIP Credit Agreement) will occur.  The Second Borrowing is expected to occur on August 1, 2019.

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the Company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, the anticipated availability and timing of borrowings under the DIP Credit Agreement, statements regarding the Board of Directors’ strategic evaluation process, the Company’s operational and financial priorities, the Company’s responses to the structural changes in the U.S. coal industry, the Company’s efforts to position it for future growth opportunities, and other statements regarding the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to continue as a going concern, potential appeals of the Final DIP Order, the Company’s ability to successfully complete a sale process under Chapter 11; potential adverse effects of the Chapter 11 cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 cases; objections to the sale process or other pleadings filed that could protract the Chapter 11 cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including its ability to provide adequate compensation and benefits during the Chapter 11 cases; the Company’s ability to comply with the restrictions imposed by its Accounts Receivable Securitization Program, the DIP Credit Agreement and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 filing; the effects of the bankruptcy petitions on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 cases, and the outcome of the Chapter 11 cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third-party motions in the Chapter 11 cases, which may interfere with the Company’s ability to consummate a sale; and increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in Item 1A - Risk Factors in its most recent Form 10-K and any updates thereto in its Forms 10-Q and current reports on Form 8-K. Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause its actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and it assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this release, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                   Financial Statements and Exhibits

(d)   Exhibits.  The following exhibit is being furnished herewith.

Exhibit Number	Description
10.1

Amendment No. 1 to Amended and Restated Sale and Plan Support Agreement, dated as of July 16, 2019, by and among Cloud Peak Energy Inc. and certain of its direct and indirect subsidiaries, certain holders of 2021 Notes and certain holders of 2024 Notes.

10.2

Limited Waiver and Amendment No. 3 dated as of July 16, 2019 to Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement dated as of May 15, 2019 by and among Cloud Peak Energy Inc. and its subsidiaries party thereto, the lenders party thereto and Ankura Trust Company, LLC, as administrative agent and as collateral agent, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2019

CLOUD PEAK ENERGY INC.

By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary